UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2008

CRYOLIFE, INC.

(Exact name of registrant as specified in its charter)

Florida	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia 30144

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (770) 419-3355

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2	Financial Information

Item 2.02	Results of Operations and Financial Condition.

On April 30, 2008, CryoLife, Inc. (“CryoLife” or the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2008. CryoLife hereby incorporates by reference herein the information set forth in its Press Release dated April 30, 2008, a copy of which is attached hereto as Exhibit 99.1. Except as otherwise provided in the press release, the press release speaks only as of the date of such press release and it shall not create any implication that the affairs of CryoLife have continued unchanged since such date.

The press release includes a supplemental non-GAAP financial measure, non-GAAP revenues, which have been adjusted from the comparable GAAP revenue numbers to exclude revenues related to orthopedic tissue preservation services. The additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for total revenues prepared in accordance with GAAP. Combined cardiac and vascular preservation services revenues have been adjusted from the comparable segment revenue numbers to exclude revenues related to orthopedic tissue preservation services.

Non-GAAP revenues have been adjusted to exclude revenues from orthopedic tissue processing because the Company discontinued procuring and processing such tissue as of January 1, 2007 and is currently only distributing those tissues that were processed prior to that time. Because the Company’s revenues from these tissues will be reduced to zero in the near future, the Company believes that the non-GAAP revenue numbers presented provide investors with a more accurate measure of the relative revenue performance of the Company’s continuing tissue preservation business. Accordingly, CryoLife believes that this non-GAAP measure, when read in conjunction with the Company’s GAAP financials, provides useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results;

•	the ability to better identify trends in the Company’s underlying business and perform related trend analyses; and

•	a better understanding of how management plans and measures the Company’s underlying business.

The information provided pursuant to this Item 2.02 is to be considered “furnished” pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference into any of CryoLife’s reports or filings with the Securities and Exchange Commission (“SEC”), whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

Except for the historical information contained in this report, the statements made by CryoLife are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. CryoLife’s future financial performance could differ significantly from the expectations of management and from results expressed or implied in the press release. Please refer to the last paragraph of the press release for further discussion about forward-looking statements. For further information on risk factors, please refer to “Risk Factors” contained in CryoLife’s Form 10-K for the year ended December 31, 2007, as filed with the SEC, and any subsequent SEC filings. CryoLife disclaims any obligation or duty to update or modify these forward-looking statements.

Section 9	Financial Statements and Exhibits.

Item 9.01(c)	Exhibits.

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description

99.1*	Press release dated April 30, 2008

* This exhibit is furnished, not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOLIFE, INC.

Date: April 30, 2008	By:	/s/ D.A. Lee
Name: D. Ashley Lee
Title: Executive Vice President, Chief
Operating Officer and Chief
Financial Officer

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